UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 18, 2009

Nexxus Lighting, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

124 Floyd Smith Drive, Suite 300, Charlotte, North Carolina	28262
(Address of Principal Executive Offices)	(Zip Code)

(704) 405-0416

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 18, 2009, Nexxus Lighting, Inc. (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”), with a limited number of accredited investors as set forth on Schedule I thereto (the “Purchasers”), containing customary representations, warranties and covenants. Pursuant to the Purchase Agreement, the Company issued and sold to the Purchasers an aggregate of $3,800,000 in principal amount of secured promissory notes (the “Notes”) and warrants (the “Warrants”) to purchase 285,000 shares of the Company’s common stock at an exercise price of $6.43 per share, expiring three years from the date of issuance (the “Private Placement”).

The Notes mature on January 5, 2011, and bear interest at the rate of 10% per annum payable 365 days after the date of the Notes and at maturity. The events of default under the Notes include a breach of certain financial covenants of the Company.

Each Purchaser received Warrants equal to .075 shares for each $1.00 in principal amount of the Notes payable to the Purchaser. The exercise price of the Warrants is subject to adjustment only for stock splits, stock dividends, and similar transactions. The Warrants contain certain cash-less exercise provisions.

Also, additional Warrants will be issued to holders of the Notes (the “Additional Warrants”). Within five business days after the earlier of (a) the date which is 365 days after the issuance date of the Notes and (b) the date on which all principal and interest on the Notes is paid by the Company, the Company shall issue to the holders of the Notes, Additional Warrants to purchase an aggregate number of shares of the Company’s common stock equal to the product obtained by multiplying (A) 7.5% of the aggregate principal amount of all Notes issued pursuant to the Purchase Agreement times (B) a fraction, the numerator of which is the number of days (up to a maximum of 365) which have elapsed from the issuance date of the Notes until all principal and interest on the Notes has been paid by the Company (but not to exceed 365 days in any event) and the denominator is 365. All Additional Warrants shall have the same exercise price and be in the same form as the Warrants, except that the exercise period shall be for three years commencing on the date of issuance thereof. The maximum number of shares of common stock which may be acquired upon the exercise of Additional Warrants issued in the Private Placement will be 285,000, if the Company issues all of the Additional Warrants described in the immediately preceding paragraph.

Pursuant to a security agreement, a stock pledge and security agreement and a limited liability company equity interest pledge and security agreement (collectively, the “Security Agreements”) entered into in connection with the Purchase Agreement, the Notes are secured by a security interest in all of the Company’s assets.

In addition, in connection with the Private Placement, certain officers and directors of the Company (the “Holders”) have entered into lock-up agreements (each, a “Lock-up Agreement”) pursuant to which, among other things, each Holder has agreed not to sell shares of the Company’s common stock beneficially owned by such Holder until all outstanding principal and interest under the Notes has been paid in full, except as otherwise set forth therein. The Lock-up Agreement terminates with respect to each such Holder at such time as the Holder is not an officer or director of the Company or its subsidiaries.

The Company has agreed to pay the placement agent for the Private Placement a fee equal to 3.5% of the gross proceeds received by the Company from the sale of the Notes. The fee will be paid by issuing to the placement agent and/or its designees shares of the Company’s common stock having a market value equal to the aggregate amount of the fee.

Neither the Notes, the Warrants, the Additional Warrants, if any, nor the shares of common stock issued to the placement agent or issuable upon exercise of the Warrants, or the Additional Warrants, if any, have been registered for sale under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements. The issuance and sale of the Notes, Warrants and common stock was made in reliance upon the exemption provided in Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act. No form of general solicitation or general advertising was conducted in connection with the issuance. Each of the Notes and Warrants and common stock contain restrictive legends preventing the sale, transfer or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom. The disclosure about the Private Placement contained in this current report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the Securities and Exchange Commission (the “SEC”), and as permitted under Rule 135c under the Securities Act.

Copies of the Purchase Agreement, Security Agreements and the forms of Note, Warrant and Lock-up Agreement relating to the Private Placement are attached hereto, and are incorporated herein by reference. The summary contained in this current report is qualified in its entirety by reference to the more detailed terms of such agreements filed herewith as exhibits, and investors are encouraged to review the full text of such agreements.

The net proceeds of the Private Placement will be used by the Company for working capital and other general corporate purposes.

No representation, warranty, covenant, or agreement contained in the Purchase Agreement or the other Transaction Documents (as defined in the Purchase Agreement) is, or should be construed as, a representation or warranty by the Company to any person other than the accredited investors who are Purchasers in the Private Placement, or a covenant or agreement of the Company or such accredited investors with any other person. Investors are cautioned about relying on representations, warranties, covenants, and agreements contained in the Purchase Agreement and/or the Transaction Documents. The representations and warranties in the Purchase Agreement and/or the Transaction Documents may be qualified by information that has not been filed with the SEC, may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes, and represent an allocation of risk as between the parties as part of the transaction reflected in the Purchase Agreement and/or the Transaction Documents. Moreover, the representations and warranties may become incorrect after the date of the Purchase Agreement and/or the Transaction Documents, and changes, if any, may not be reflected in the Company’s public disclosures. The covenants and agreements contained in the Purchase Agreement and/or the Transaction Documents are solely for the benefit of the Company and the Purchasers, and compliance with each covenant and agreement may be waived, and the time for performance under each covenant and agreement may be extended, by the party entitled to the benefit of the covenant or agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 is incorporated by reference in this Item 2.03

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 is incorporated by reference in this Item 3.02. The Company issued and sold its securities in the Private Placement pursuant to an exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act. Each of the Purchasers has represented to the Company that such Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Note and Warrant Purchase Agreement by and between the Company and each Purchaser set forth on Schedule I thereto, dated as of June 18, 2009.

10.2	Form of Secured Promissory Note.

10.3	Form of Common Stock Purchase Warrant.

10.4	Security Agreement between the Company and Jay Weil, as collateral agent for the Purchasers, dated as of June 18, 2009.

10.5	Stock Pledge and Security Agreement between the Company and Jay Weil, as collateral agent for the Purchasers, dated as of June 18, 2009.

10.6	Limited Liability Company Equity Interest Pledge and Security Agreement between the Company and Jay Weil, as collateral agent for the Purchasers, dated as of June 18, 2009.

10.7	Collateral Agent Agreement between the Company, Jay Weil, as collateral agent for the Purchasers, and the Purchasers, dated as of June 18, 2009.

10.8	Form of Lock-Up Agreement.

99.1	Press Release dated June 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 22, 2009	NEXXUS LIGHTING, INC.

/s/ Gary R. Langford
	Name:	Gary R. Langford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Note and Warrant Purchase Agreement by and between the Company and each Purchaser set forth on Schedule I thereto, dated as of June 18, 2009.

10.2	Form of Secured Promissory Note.

10.3	Form of Common Stock Purchase Warrant.

10.4	Security Agreement between the Company and Jay Weil, as collateral agent for the Purchasers, dated as of June 18, 2009.

10.5	Stock Pledge and Security Agreement between the Company and Jay Weil, as collateral agent for the Purchasers, dated as of June 18, 2009.

10.6	Limited Liability Company Equity Interest Pledge and Security Agreement between the Company and Jay Weil, as collateral agent for the Purchasers, dated as of June 18, 2009.

10.7	Collateral Agent Agreement between the Company, Jay Weil, as collateral agent for the Purchasers, and the Purchasers, dated as of June 18, 2009.

10.8	Form of Lock-Up Agreement.

99.1	Press Release dated June 22, 2009.